2Q 2026 July 23, 2026 1

The information contained in this investor presentation may contain statements that are not historical in nature but rather are based on management’s beliefs, assumptions, expectations, estimates and projections about the future. These statements can sometimes be identified by Arrow’s use of forward- looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.” These statements may be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, involving a degree of uncertainty and attendant risk. In the case of all forward- looking statements, actual outcomes and results may differ materially from what the statements predict or forecast, explicitly or by implication, because of various factors, including changes in economic conditions or interest rates, credit risk, inflation, tariffs, cybersecurity risks, changes in FDIC assessments, bank failures, geopolitical events, difficulties in managing Arrow’s growth, competition, changes in law or the regulatory environment, risks related to the integration of Adirondack Bancorp, Inc. and changes in general business and economic trends. Arrow undertakes no obligation to revise or update these forward-looking statements to reflect the occurrence of unanticipated events. This document should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 10-K”), other filings with the SEC and the second quarter 2026 earnings release issued July 23, 2026. This presentation makes use of certain non-GAAP terms and metrics commonly accepted and widely used within the banking industry, including, but not limited to, Tangible Book Value per Share (TBV/Share), Full Tax Equivalent (FTE), Tangible Common Equity (TCE), and Efficiency Ratio. Please refer to the Appendix to this presentation for a reconciliation of any non-GAAP measures. 2 Safe Harbor

This presentation makes use of certain financial terms and non-GAAP measures, described below, commonly accepted and widely used within the banking industry. Please refer to the Appendix to this presentation for a reconciliation of any non-GAAP measures. • Tangible Book Value per Share (TBV/Share) • Full Tax Equivalent (FTE) • Tangible Common Equity (TCE) • Efficiency Ratio • Net Interest Margin (NIM) • Effective Tax Rate (ETR) • Merger-Related Expenses (MRE) • Return on Average Assets (ROA) • Return on Average Equity (ROE) • Allowance for Credit Losses (ACL) • Assets Under Management (AUM) • Available for Sale (AFS) • Held-to-Maturity (HTM) • Non-Performing Loans (NPL) 3 Glossary of Terms and Non-GAAP Measures

• 2Q26 Results and Performance Metrics • Non-Interest Income/Expense • Loans • Deposits/Funding Sources • Credit Quality & Provision for Credit Losses • Investments • Capital • M&A Update (Acquisition of Adirondack Bancorp, Inc.) • Overview and History 4 Table of Contents

RESULTS 5

2Q26 and YTD Highlights  2Q26 Net Income of $11.0 million, or $0.66 EPS; YTD Net Income of $24.4 million or $1.48 EPS • 2Q26 included $971K of merger related expenses; lowering reported EPS by $0.05 • YTD 2026 included $1.8M of merger related expenses; lowering reported EPS by $0.08  Strong 2Q26 loan growth of $57.6 million, or 6.7% (annualized) • YTD loan growth of $43.5M, or 2.6% (annualized) • Full-year loan growth expected to be mid single digits (excl. acquisition impact)  Elevated Provision of $2.8 million ($0.14 EPS) • Includes $1.6 million ($0.08 EPS) of specific reserve for a CRE credit bankruptcy (see p. 27/28) • Impact of strong loan growth partially offset by favorable CECL model inputs  FTE 2Q26 NIM of 3.43% vs. 3.48% for 1Q26 • 2Q impacted by NPL increase and unfavorable seasonal deposit mix • June NIM 3.47%, on track to regain and surpass 1Q levels (excl. acquisition impact – see p.9)  Excellent credit metrics • Annualized net charge-offs for 2Q of 8bps; YTD 9bps • $8.3 million (24bps) of NPLs; inclusive of $3.8 million (11bps) for new bankruptcy on one CRE loan  Acquisition of Adirondack Bancorp, Inc. (“ADK Merger”) closed on July 1, 2026 (see p. 40) • Adding ~$1B in assets and a high-quality, low-cost deposit base 6

2Q26 Summary 7 EPS of $0.66 $0.71 excl. MRE(1) ROAA of 0.99% 1.06% excl. MRE FTE NIM 3.43% vs 3.48% (1Q26) TBV of $25.44 Net Charge-Offs 0.08% ROAE of 9.86% 10.59% excl. MRE NPLs $8.3M; 0.24% of Total Loans TCE of 9.44% Financial information provided in this document is unaudited. (1) MRE represents merger-related expenses of ~$1M in 2Q26. Refer to the 8-K filed July 1, 2026, announcing the completion of the strategic acquisition of Adirondack Bancorp, Inc. • 2Q impact of CRE bankruptcy and associated specific reserve of $1.6 million • EPS ~($0.08) • ROA ~(11 bps)

YTD June 2026 Summary 8 Financial information provided in this document is unaudited. (1) MRE represents merger related expenses of $1.8M YTD June 2026. YTD EPS of $1.48 $1.56 excl. MRE(1) YTD ROAA of 1.11% 1.17% excl. MRE YTD FTE NIM 3.46% YTD ROAE of 11.14% 11.79% excl. MRE • YTD impact of CRE bankruptcy and associated specific reserve of $1.6 million • EPS ~($0.07) • ROA ~(6 bps) Loan-To-Deposit Ratio of 95.66% Wholesale Funding Ratio of 6.92% Allowance for Credit Loss 1.03%

Net Interest Margin 9 1 Yield includes the impact of deferred fees and amortization of loan origination costs 2 FTE has historically been 1-2 bps higher than NIM reported under GAAP 3.08% 3.16% 3.24% 3.25% 3.48% 3.43% 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3.08% 3.16% 3.24% 3.25% 3.48% 3.43% 5.30% 5.36% 5.43% 5.45% 5.55% 5.46% 1.96% 1.96% 1.95% 1.93% 1.80% 1.74% 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 NIM Average Loan Yield¹ for the Period Shown Cost of Deposits NIM at or near peak levels (excluding FRB rate cuts, ADK Merger) • Loan pricing, portfolio and AFS securities yields and mix will have marginal positive impact • 2Q NIM negatively impacted by seasonal change in muni deposit mix toward higher-cost deposits • Increase in NPLs ($3.8M in June – see p.27/28) negatively impacted loan yield and NIM in 2Q • June NIM 3.47% (impacted by NPL income reversal – 4bps) • “Legacy” Arrow NIM peaking just above 3.50% in the near-term absent additional rate cuts • Expected NIM expansion in 2H26 from ADK Merger All NIM presented on a fully taxable equivalent basis (FTE2)

2Q 2026 Consolidated Financial Statements 101 Variances are rounded based on actual whole-dollar amounts UNAUDITED Dollars in millions, except per share data Linked Quarter Income Statement 2Q26 1Q26 Fav/(Unfav) Var1 Total Interest Income $53.6 $53.8 ($0.2) Total Interest Expense 17.7 17.7 0.0 Net Interest Income $35.9 $36.1 ($0.2) Non-Interest Income $8.3 $8.6 ($0.3) Operating Expenses $26.5 $26.1 ($0.4) Merger Related Expenses 1.0 0.8 (0.2) Non-Interest Expense 27.5 26.9 (0.6) Pre-Tax, Pre-Provision Net Revenue $16.7 $17.8 ($1.1) Provision for Credit Losses $2.8 $0.5 ($2.3) Pre-Tax Income $13.9 $17.3 ($3.4) Income Tax Expense $2.9 $3.9 $1.0 Reported Net Income $11.0 $13.5 ($2.4) EPS $0.66 $0.82 ($0.16)

YTD 2026 Consolidated Financial Statements 11 1 Variances are rounded based on actual whole-dollar amounts 2 Non-core expenses include merger-related expenses and unification expenses UNAUDITED Dollars in millions, except per share data Linked Quarter Income Statement YTD 2Q26 YTD 2Q25 Fav/(Unfav) Var1 Total Interest Income $107.4 $101.9 $5.5 Total Interest Expense 35.4 38.0 2.6 Net Interest Income $72.0 $63.9 $8.1 Non-Interest Income $16.9 $15.4 $1.5 Operating Expenses $52.5 $50.0 ($2.5) Non-Core Expenses2 1.8 1.7 (0.1) Non-Interest Expense 54.3 51.7 (2.6) Pre-Tax, Pre-Provision Net Revenue $34.6 $27.6 $7.0 Provision for Credit Losses $3.4 $5.6 $2.2 Pre-Tax Income $31.2 $22.0 $9.2 Income Tax Expense $6.8 $4.9 ($1.9) Reported Net Income $24.4 $17.1 $7.3 EPS $1.48 $1.03 $0.45

2Q 2026 Consolidated Financial Statements 121 Variances are rounded based on actual whole-dollar amounts 1 Variances are rounded based on actual whole-dollar amounts Linked Quarter and Prior Year Period UNAUDITED Dollars in millions, except per share data Balance Sheet 2Q26 1Q26 2Q25 2Q26 vs 1Q261 2Q26 vs 2Q251 Cash & Cash Equivalents $186.8 $285.6 $268.4 ($98.8) ($81.6) Investment Securities 588.0 594.6 528.4 (6.6) 59.6 Loans Receivable, net 3,460.4 3,404.9 3,390.6 55.5 69.8 All Other Assets 247.2 236.9 227.3 10.3 19.9 Total Assets $4,482.4 $4,522.0 $4,414.7 ($39.6) $67.7 Total Deposits $3,655.2 $4,013.9 $3,929.3 ($358.7) ($274.1) Total Borrowings 330.2 29.2 33.6 301.0 296.6 Other Liabilities 50.7 38.8 43.3 11.9 7.4 Total Liabilities $4,036.1 $4,081.9 $4,006.2 ($45.8) $29.9 Stockholders' Equity $446.3 $440.1 $408.5 $6.2 $37.8 Total Liabilitie & Stockholders' Equity $4,482.4 $4,522.0 $4,414.7 ($39.6) $67.7

NON-INTEREST INCOME/EXPENSE 13

2Q 2026 Non-Interest Income 14 Dollars in thousands • Insurance Revenue 1H26 vs 1H25 up 12.6% • 2Q decrease in insurance commissions due to seasonal fluctuations • Wealth management revenue 1H26 vs 1H25 up 9.9% • Wealth management AUM of $2.2B; $150M increase in 2Q26 driven by market performance • Net organic growth in 2Q26 added $14M of new AUM; YTD $43M • 2Q Decrease in other operating income primarily from an adjustment to the carrying value of a property held for future use June 30, 2026 March 31, 2026 June 30, 2026 June 30, 2025 Fees for Other Services to Customers $ 2,969 $ 2,727 $ 5,696 $ 5,387 Fiduciary Activities/Wealth Management 2,706 2,713 5,419 4,933 Insurance Commissions 1,974 2,113 4,087 3,630 Other Operating Income 607 1,074 1,682 1,498 Total Non-Interest Income $ 8,256 $ 8,627 $ 16,884 $ 15,448 Three Months Ended Six Months Ended

2Q 2026 Non-Interest Expense 15 • Compensation and benefits cost reflect increased benefits costs as well as competitive labor market • Technology expenses benefited from renegotiated vendor contracts • Other expenses included one-time maintenance costs related to properties held for future use Dollars in thousands June 30, 2026 March 31, 2026 June 30, 2025 Compensation & Benefits $ 15,097 $ 14,922 $ 14,086 Occupancy Expense 2,101 2,459 1,952 Technology & Equipment 4,757 5,052 5,589 Advertising & Contributions 477 276 419 Legal & Professional 1,139 824 972 FDIC Assessment 441 585 649 All Other Expenses 2,481 1,957 1,985 Operating Expenses 26,493 26,075 25,652 Merger-Related Expenses 971 790 0 Total Non-Interest Expense $ 27,464 $ 26,865 $ 25,652 Three Months Ended

Operating Expenses – Efficiency Trends 16 67.7% 62.0% 61.0% 2024 2025 YTD 2Q 2026 Excluding MRE 2Q26 Efficiency Ratio would be 59.8%

LOANS 17

Commercial (C&I)1 11.8% Commercial Real Estate (CRE) 17.1% Consumer 31.0% Residential Real Estate (RRE) 40.1%3 Loans 18 Loan Portfolio ~ $3.49 billion As of June 30, 2026 • 2Q26 portfolio exit rates2 up ~4bps from 1Q26 • Average origination rate exceeded portfolio exit rate in 2Q26 • No single relationship represents > ~1.75% of total loans • NPL increase impacted 2Q26 yield $3.42 $3.44 $3.45 $3.44 $3.49 5.36% 5.43% 5.42% 5.55% 5.46% 2Q25 3Q25 4Q25 1Q26 2Q26 Loan Balance Average Loan Portfolio Yield for the Periods Shown Dollars in billions 1 Commercial (C&I) includes owner-occupied real estate loans 2 Loan exit rate is the point in time rate in effect at the end of the reporting period 3 RRE and total loans do not include FV hedge adjustments 4Portfolio exit rates and originations calculated on a weighted-average basis 2Q Exit Rate2 2Q Originations Consumer 6.67% 6.65% Commercial Real Estate (CRE) 5.30% 5.95% Commercial (C&I) 5.56% 5.94% Residential Real Estate (RRE) 4.91% 5.72% Total Portfolio4 5.60% 6.31% Quarterly Loan Rates

Loan Portfolios – Key Attributes

As of June 30, 2026

Consumer

- Auto loans sourced through a network of >515 dealers in NY and VT
- Loans are underwritten/credit scored by Arrow
- >75% of auto loan balances have FICO scores >700
- Less than 4% have FICO scores <620
- Average portfolio FICO score is 742
- ~28% new, ~72% used vehicles exposure
- Portfolio turns in less than 36 months, or ~$40M per month

Residential Real Estate

- 1-4 family RRE secured by first or second mortgages on residences and home equity lines located in our market area
- LTV generally does not exceed 80% at time of origination (lower of purchase price or appraised value)

CRE & C&I

- CRE concentration ratio of ~130% of risk-based capital
- CRE excludes owner-occupied real estate loans
- CRE loans extended to businesses/borrowers primarily located in our market area
- No CRE exposure to large metropolitan areas – e.g. NYC
- Non-owner occupied Office exposure <7% of CRE and ~1% of total loans
- Non-owner occupied Retail exposure <14% of CRE and ~2% of total loans
- Total Hotels/Motels exposure <27% of CRE and <5% of total loans
- C&I loans extended to businesses/ borrowers primarily located in our market area

Loan Repricing[1]

	Amount ($)	% of Segment	% of Total Portfolio
RRE	$134 million	10%	4%
CRE	$174 million	29%	5%
C&I	$91 million	22%	3%
Total Portfolio	$399 million	N/A	11%

[1]Variable-rate loans or loans that reprice within 12 months

19

ARROW Financial Corporation

DEPOSITS/FUNDING SOURCES 20

Deposit Balances – Excl. Brokered CDs 21 Deposit mix (growth in business deposits) improving against comparable prior periods Dollars in billions $3.51 $3.56 $3.64 26.2% 27.4% 29.8% 24.3% 23.6% 22.9% 49.5% 49.0% 47.3% 2Q24 2Q25 2Q26 $3.51 $3.63 $3.66

Deposit Balances – Excl. Brokered CDs 22 21.5% 19.8% 19.8% 22.8% 22.8% 23.7% 41.8% 42.7% 42.8% 13.9% 14.7% 13.7% 2023 2024 2025 Time Deposits Savings Deposits Interest-Bearing Checking Noninterest-Bearing 20.1% 20.3% 20.1% 24.4% 24.4% 23.9% 41.3% 40.9% 43.5% 14.2% 14.4% 12.5% 2Q24 2Q25 2Q26 Reducing reliance on higher costing CDs $3.51 $3.56 $3.64 $3.51 $3.63 $3.66

Retail Deposit Cost Trend 23 1.94% 2.01% 2.01% 1.98% 1.81% 1.79% 1.79% 1.73% 1.62% 1.61% 1.98% 1.98% 1.97% 1.92% 1.80% 1.77% 1.68% 1.60% 1.60% 1.54% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Quarterly Cost of Retail Deposits End of Quarter Exit Rate of Retail Deposits

2Q 2026 Funding Sources and Exit Rates 24 As of June 30, 2026 Dollars in millions • Overall retail deposit costs down 6bp vs 1Q26 • Municipal costs retreating 18bps from 1Q26 • Decline in overall exit rates on retail deposits on track to continue with ADK Merger Balance Rate Balance Rate Balance Rate Balance Rate Demand (Non-Interest Bearing) $ 308 0.00% $ 424 0.00% $ 4 0.00% $ 736 0.00% Interest Bearing Checking 317 0.10% 335 2.85% 220 0.24% 872 1.19% Savings and Money Market 719 1.28% 302 2.49% 570 2.84% 1,591 2.07% Time Deposits 383 2.94% 32 2.80% 42 1.68% 456 2.81% Retail Deposits $ 1,728 1.20% $ 1,092 1.64% $ 835 2.08% $ 3,655 1.54% Brokered CDs - Net of Swap Effect 181 4.30% Total Deposits $ 1,728 1.20% $ 1,092 1.64% $ 835 2.08% $ 3,836 1.67% Other Borrowings 129 3.26% Junior Subordinated Obligations - TRUPS 20 3.43% Total Deposits and Borrowings $ 1,728 1.20% $ 1,092 1.64% $ 835 2.08% $ 3,986 1.73% Consumer Business Municipal Total

Retail Deposit Analysis 25 • Disciplined pricing continues to favorably impact retail deposit (exit) rates • Negative impact of seasonal change in municipal deposit mix toward higher costing deposits offsetting rate reductions • Exit rates expected to decline in 2H26 as a result of ADK Merger Dollars in millions Balance Exit Rate Balance Exit Rate Balance Exit Rate Demand (Non-Interest Bearing) $736 0.00% $722 0.00% $14 0.00% Interest Bearing Checking $872 1.19% $898 1.13% -$26 0.06% Savings and Money Market $1,591 2.07% $1,618 2.17% -$27 -0.10% Time Deposits $456 2.81% $476 2.95% -$20 -0.14% Total $3,655 1.54% $3,714 1.60% -$59 -0.06% 2Q 2026 1Q 2026 Variance

CREDIT QUALITY & PROVISION FOR CREDIT LOSSES 26

Credit Quality 27 Dollars in millions 0.56% 0.19% 0.18% 0.25% 0.13% 0.24% 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Non-Performing Loans (NPL) / Gross Loans $19.0 $6.4 $6.3 $8.5 $4.4 $8.3 • 2Q26 annualized charge-offs were 8bps • Allowance for credit losses to loans is 1.03% • Allowance to NPL coverage of 436% NPLs include single $3.8 million commercial loan with specific reserve of $1.6 million 0.11% 0.13% • One CRE relationship • See next page

Credit Quality – CRE Bankruptcy  $3.8M CRE loan for office building in Albany, NY migrated to non-performing loan status in June 2026  Loan had been on the books as a performing loan for 8 years  Borrower/Guarantors (2) filed for personal and corporate bankruptcy (early June 2026)  Borrower/Guarantors were seasoned real estate investors and owner/operators of summer camps throughout the Northeast  Prior to bankruptcy filing loan payments were current (no delinquency)  New appraisal ordered upon learning of bankruptcy  Impairment analysis based on new appraisal completed late June/early July  Impairment analysis resulted in collateral shortfall  Specific Reserve of $1.6M ($0.08 EPS) included in 2Q26 results  No other exposure to Borrower/Guarantors 28

Delinquent Loan Trends 29 Delinquent loans are defined as being past due no more than 89 days and still accruing interest 0.56% 0.61% 0.60% 0.60% 0.53% 0.58% 0.69% 0.84% 0.73% 0.67% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Delinquent Loans to Total Loans • Year-over-year uptick driven by commercial portfolio • 2Q decline resulting from improvement in consumer portfolio, partially offset by increased delinquencies in the commercial portfolio • Overall level of loan delinquencies still relatively low

Allowance for Credit Losses

Dollars in thousands



2Q26 Allowance for Credit Loss Walk
Provision for Credit Losses $2.8M
$34,055
($699)
$699
$514
$1,614
$36,183
$795 – Growth
($281) – Qualitative Adjustments to RRE Portfolio
1Q 2026
Net Charge-Offs
Net Charge-Offs
Loan Growth & Model Calculation
Specific Reserve on Comm Loan
2Q 2026

- **Specific Reserve of $1.6 million for single commercial loan**
- **Strong loan growth in 2Q drove ~$800K of provision expense**
- **Provision benefitted from RRE Q-Factor adjustment – as local housing market is outperforming national market and RRE portfolio exhibits continued low delinquencies**

ARROW Financial Corporation 30

Allowance for Credit Losses

Dollars in thousands

YTD 2026 Allowance for Credit Loss Walk



Provision for Credit Losses $3.4M
$34,322
($1,514)
$1,514
$247
$1,614
$36,183
4Q 2025
Net Charge-Offs
Net Charge-Offs
Loan Growth & Model Calculation
Specific Reserve on Comm Loan
2Q 2026

- **Specific reserve overshadows otherwise low(er) provision**
- **Low(er) provision supported by strong credit quality/low NCO across the broad portfolio**
- **Provision related to loan growth partially offset by lower reserve requirement for strong performing RRE portfolio**

ARROW Financial Corporation 31

INVESTMENTS 32

Investment Portfolio – AFS and HTM 331 Unrealized Gain/(Loss) on HTM for informational purposes only – not reflected in OCI  Book yield increased 9bps to 3.56% from 1Q26 while duration increased from 3.12 years to 3.23 years Dollars in thousands June 30, 2026 263 585,127$ 563,472$ 2.95% 4.83% 4.23% 3.56% (147) 0 (220)$ Expected Run-Off by EOY 2026 0 32,100 274 3.89 Wtd Avg Remaining Life 0.72 4.33 3.12 5,560 2,836 9,256$ 1.89 8.68 4.30 0.93 1.62 1.06 0.48 0.66 0 0 32,374$ 597$ 2.35% 2.52% 65,270$ Agency MBS Agency CMO Municipal Municipal - Local Total HTM 16,781 65,490$ (35)$ (38) Category 41,630$ 5,874 5,708 (166) 3.17% 383,739 361,901 (21,838) 3.12% Unrealized Gain / (Loss)1 Book Yield 2.92% Current Book Value 25,000 Total Investments US Agencies 160 26,250 519,637$ 1,910$ Agency MBS (21,655)$ Market Value 24,798 16,928 45,567 1,085 1,047 45,567 160 26,537 498,202$ 1,875$ 78,614$ 79,098$ 484$ 4.39% 3.94 0$ (202) Agency CMO Municipal - Local Other Total AFS US Treasuries 7.02% 6.48% 3.47% 0 287 (21,435)$ 1.50 0.98 0.48 0.64 3.23 Duration 3.51 0.70 3.68 2.86 1.89 4.77 3.56 0.89

CAPITAL 34

Fully Diluted Tangible Book Value (TBV) 35 $25.09 $0.66 ($0.30) ($0.01) $25.44 1Q 2026 Net Income Dividends AOCI 2Q 2026 2Q 2026 TBV / Share Walk • Excluding MRE, 2Q26 TBV of $25.49

Fully Diluted Tangible Book Value (TBV) 36 $24.71 $1.48 ($0.60) ($0.15) $25.44 4Q 2025 Net Income Dividends AOCI 2Q 2026 YTD 2026 TBV / Share Walk • TBV growth driven by strong earnings • Excluding MRE, 2Q26 TBV of $25.49

Capital Position 37 1 Regulatory capital ratios are estimated, subject to finalization as part of the current quarter Call Report 2 Non-GAAP measure. See reconciliation in Appendix 10.19% 13.21% 13.83% 14.98% 9.44% 10.02% 13.30% 13.93% 15.04% 9.22% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity² Capital Ratios – Arrow Financial Corporation1 Minimum Regulatory Capital Ratios 1Q 2026 2Q 2026

Capital Position 38 1 Regulatory capital ratios are estimated, subject to finalization as part of the current quarter Call Report • Strong Regulatory Capital Ratios • Reduction in capital levels reflects dividend to parent company for cash portion of ADK Merger acquisition 9.33% 12.71% 12.71% 13.87% 9.62% 13.41% 13.41% 14.53% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Capital Ratios – Arrow Bank1 Minimum Regulatory Capital Ratios 1Q 2026 2Q 2026

M&A Acquisition of Adirondack Bancorp, Inc. 39

M&A – Adirondack Bancorp, Inc.

- **Acquisition of Adirondack Bancorp, Inc. closed on July 1, 2026**
- **Market expansion with high quality, low-cost deposit franchise (~$1 billion balance sheet)**
- **Combined pro-forma assets of $5.4 billion, deposits of $4.8 billion and loans of $4.1 billion**
- **TCE/TA ~8.0% at close**
- **Purchase accounting to be substantially completed by 3Q26**
- **Closing Date Balance Sheet Components (before purchase accounting adjustments)**
  - Loans with UPB of $608 million (Commercial and Residential) with average rate of 5.32% (contractual rate)
  - Deposit balances of $928 million with an average interest rate of 0.73%
  - Investment Securities of $279 million with a book yield of 2.94%
- **Balance Sheet Actions (subsequent to July 1, 2026)**
  - Sold ~$74 million in low yielding securities (book yield of 2.43%)
  - Transaction proceeds and cash on hand will be used to pay down higher costing wholesale funding

Substantial EPS accretion expected with and without purchase accounting marks
Expected TBV per share earn-back of 2.9 years; 20% internal rate of return
System conversion(s) are expected in 4Q26

Refer to the 8-K filed July 1, 2026, announcing the completion of the strategic acquisition of Adirondack Bancorp, Inc.

ARROW Financial Corporation 40

Our Profile – As of July 1, 2026  19 new branches added for a total of 57 branches  Added loan production office in Syracuse, NY 41 Refer to the 8-K filed July 1, 2026, announcing the completion of the strategic acquisition of Adirondack Bancorp, Inc. • Arrow Bank National Association (38) • Adirondack Bancorp, Inc. (19)

OVERVIEW AND HISTORY 42

Financial Snapshot 43 1 Non-GAAP measure. See reconciliation in Appendix Dollars in thousands, except per share amounts 2020 2021 2022 2023 2024 2025 YTD 2026 Total assets $3,688,636 $4,027,952 $3,969,509 $4,169,868 $4,306,348 $4,445,862 $4,482,359 Loans $2,595,030 $2,667,941 $2,983,207 $3,212,908 $3,394,541 $3,453,093 $3,496,541 Loan-to-deposit ratio 80.2% 75.1% 85.3% 87.1% 88.7% 87.7% 95.7% ROA 1.17% 1.28% 1.21% 0.74% 0.70% 1.00% 1.11% Efficiency ratio1 52.80% 54.16% 54.26% 68.81% 67.68% 61.97% 60.95% Net non-interest expense/avg assets 2.02% 2.00% 2.01% 2.28% 2.27% 2.34% 2.59% NIM 2.99% 2.97% 3.03% 2.65% 2.72% 3.19% 3.46% AFC Tier 1 Leverage Ratio 9.07% 9.20% 9.80% 9.84% 9.60% 9.68% 10.19% ROE 12.77% 14.09% 13.55% 8.29% 7.72% 10.66% 11.14% TBV1 per share $18.32 $20.41 $19.37 $21.06 $22.40 $24.71 $25.44 Net interest income $99,202 $110,355 $118,343 $104,832 $111,732 $133,164 $72,061 Net income $40,827 $49,857 $48,799 $30,075 $29,711 $43,953 $24,447 EPS $2.41 $2.92 $2.86 $1.77 $1.77 $2.65 $1.48

Our Profile – As of June 30, 2026 • Bank holding company • Arrow Bank National Association • Upstate Agency, LLC • Wealth Management Services • $4.5 billion in assets • ~575 employees • Primary service area population of more than 1.1 million 44 Insurance Offices Bank Branches 938

Our History 45 Glens Falls Bank opened for business in a newly constructed building on Ridge Street 1851 1932 Changed name to Glens Falls National Bank and Trust Company 1949 Broke ground at 250 Glen Street — our current headquarters 1981 Glens Falls National Bank went public on NASDAQ as GFAL 1983 Formed Arrow Bank Corporation (now Arrow Financial Corporation) and trading began on NASDAQ as AROW 1988 Formed Saratoga National Bank and Trust Company 1999 Surpassed $1 billion in assets 2001 Added to the Russell 2000 Index

Our History 46 Bought first insurance agency 2004 Reached $2 billion in assets 2012 Consolidated our insurance business into the Upstate Agency brand 2018 2021 Topped $4 billion in assets 2024 Unified banking subsidiaries to form Arrow Bank, NA 2026 Celebrating 175th Anniversary v July 1, 2026, acquired Adirondack Bank based in Utica, New York

President and Chief Executive Officer 47 Mr. DeMarco joined the Company in 1987 as a commercial lender and since that time has served in positions of increasing responsibility within the organization. In 2012, he was named President and CEO of Saratoga National Bank, now named Arrow Bank. In 2023, he was named President and CEO of Arrow Financial Corporation and Glens Falls National Bank, now named Arrow Bank. He holds a bachelor’s degree in finance from the University of Texas at Austin. Mr. DeMarco is a graduate of the Adirondack Regional Chamber of Commerce’s Leadership Program and the Stonier Graduate School of Banking. He serves as a Director of the Company and Arrow Bank and sits on the boards of various non-profits dedicated to healthcare and economic development. David S. DeMarco President and CEO

Experienced Leadership Team 48 Penko Ivanov Senior Executive Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer Andrew J. Wise Senior Executive Vice President, Chief Risk Officer Marc Yrsha Senior Executive Vice President, Chief Banking Officer Mr. Ivanov joined the Company in 2023 with more than 30 years of experience in Financial Planning & Analysis, Controllership, SOX, Financial Reporting and Treasury. Mr. Ivanov previously served as CFO for Bankwell Financial Group, helping it almost double in size over six-plus years to $3.3 billion. He has held CFO positions at Darien Rowayton Bank and for Doral Bank’s U.S. Operations. He began his career with Ernst & Young and held accounting/ finance positions at PepsiCo, GE Capital and Bridgewater Associates. Mr. Ivanov holds an MBA and bachelor’s degree in accounting and finance from the University of South Florida. He is also Six Sigma Black Belt certified. Mr. Wise joined the Company in 2016 as Senior Vice President of Administration for Glens Falls National Bank, now named Arrow Bank. He has since been promoted to Senior Executive Vice President and Chief Risk Officer of the Company. He has more than 30 years of experience building and leading both community banks and bank-owned insurance agencies. Mr. Wise previously served as Vice President and CISO for The Adirondack Trust Company and acted as Executive Vice President, COO for Wise Insurance Brokers, Inc. He has extensive experience in designing, implementing and managing workflows and delivering operational efficiency. He holds a bachelor’s degree from Boston University’s School of Management. Mr. Yrsha joined the Company in 2015. He currently is the Chief Banking Officer and oversees the strategic direction of the Retail Banking unit, which includes retail deposits and lending, business development, consumer payments, business services, municipal banking, as well as small business and retail lending. In addition, he oversees the Wealth Management division and Marketing. Prior to joining our Company, Mr. Yrsha spent time in retail and commercial lending at large regional and community banks within the Arrow footprint. Mr. Yrsha is active in the community serving in leadership roles on a variety of boards. He is a graduate of Castleton University in Vermont and the Stonier School of Banking, with a Wharton Leadership certificate, and has completed the Adirondack Regional Chamber of Commerce’s Leadership Adirondack Program.

49 Michael Jacobs Executive Vice President, Chief Information Officer Brooke Pancoe Executive Vice President, Chief Human Resources Officer Mr. Jacobs joined the Company in 2003 as Information Systems Manager. He was later promoted to Senior Vice President and then Executive Vice President. As Chief Information Officer, Mr. Jacobs guides the Company’s strategic technology plans. He has more than 30 years of experience in the community banking industry, having previously served as Operations Manager at Cohoes Savings Bank and Item Processing Manager at Hudson River Bank and Trust. Mr. Jacobs earned a bachelor’s degree in finance from Siena College and an associate degree in business administration from Hudson Valley Community College. Ms. Pancoe joined the Company in 2018 as Director of Human Resources. In her current role as Chief Human Resources Officer, she has executive oversight of the Company’s human resource strategies, which includes organizational design and succession planning, talent acquisition and retention, performance management, professional development and compensation and benefits. Prior to joining the Company, Ms. Pancoe held various human resource management roles within the power generation and engineering services industry. Ms. Pancoe holds a bachelor’s degree in psychology from Clark University in Worcester, MA, and an MBA from the University at Albany. In addition, she maintains a certified professional human resources designation. Experienced Leadership Team

APPENDIX 50

Reconciliation of Non-GAAP Financial Measures 51 Three months ended June 30, 2026 Six months ended June 30, 2026 Interest Income (GAAP) $ 53,617 $ 107,411 Add: Tax-Equivalent adjustment (Non-GAAP) 133 256 Interest Income - Tax Equivalent (Non-GAAP) $ 53,750 $ 107,667 Net Interest Income (GAAP) $ 35,931 $ 72,061 Add: Tax-Equivalent adjustment (Non-GAAP) 133 256 Net Interest Income - Tax Equivalent (Non-GAAP) $ 36,064 $ 72,317 Average Earning Assets 4,211,209 4,216,860 Net Interest Margin (Non-GAAP)* 3.43% 3.46% Net Interest Margin is the ratio of annualized tax-equivalent net interest income to average earning assets. This is also a non-GAAP financial measure, which Arrow believes provides investors with information that is useful in understanding its financial performance.

Reconciliation of Non-GAAP Financial Measures 52 Three months ended June 30, 2026 Six months ended June 30, 2026 Non-Interest Expense $ 27,464 $ 54,329 Less: Intangible Asset Amortization 71 143 Net Non-Interest Expense $ 27,393 $ 54,186 Net Interest Income, Tax-Equivalent $ 36,064 $ 72,317 Non-Interest Income 8,256 16,884 Less: Net (Loss) Gain on Securities 155 300 Net Gross Income $ 44,164 $ 88,901 Efficiency Ratio 62.03% 60.95% Financial Institutions often use the "efficiency ratio", a non-GAAP ratio, as a measure of expense control. Arrow believes the efficiency ratio provides investors with information that is useful in understanding its financial performance. Arrow defines efficiency ratio as the ratio of non-interest expense to net gross income (which equals tax-equivalent net interest income plus non-interest income, as adjusted).

Reconciliation of Non-GAAP Financial Measures 53 June 30, 2026 Total Stockholders' Equity (GAAP) $ 446,306 Less: Goodwill and Other Intangible assets, net 25,401 Tangible Equity (Non-GAAP) $ 420,905 Total Assets (GAAP) $ 4,482,359 Less: Goodwill and Other Intangible assets, net 25,401 Tangible Assets (Non-GAAP) $ 4,456,958 Tangible Equity to Tangible Assets (Non-GAAP) (TCE) 9.44% Period End Shares Outstanding 16,545 Tangible Book Value per Share (Non-GAAP) $ 25.44 Net Income 10,962 Return on Tangible Equity (Net Income/Tangible Equity - Annualized) 10.46% Tangible Book Value, Tangible Equity, and Return on Tangible Equity exclude goodwill and other intangible assets, net from total equity.  These are non-GAAP financial measures, which Arrow believes provide investors with information that is useful in understanding its financial performance.

THANK YOU! 54